GMO TRUST

GMO U.S. Small Cap Value Fund

Supplement dated June 30, 2024 to the

Summary Prospectus dated June 30, 2024

Until December 31, 2024, the section appearing on page 4 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since March 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since March 2024)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Simon Harris (since the Fund’s inception in 2019)	Portfolio Manager, Systematic Equity Team, GMO.